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                                                                EXHIBIT 10.58(a)


                                                                [EXECUTION COPY]

                                 FIRST AMENDMENT


                  FIRST AMENDMENT, dated as of December 17, 1999 (this "Amendment"), to the Credit Agreement, dated as of September 8, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Cogentrix Eastern America, Inc., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), and Dresdner Bank, AG, New York Branch, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:


                  WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

                  WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement, and the Lenders are agreeable to such request but only upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

                  1. Definitions. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

                  2. Amendment of Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition between "Insolvent" and "Interest Payment Date":

                  "`Intercompany Notes': the collective reference to (i) the Promissory Note, payable by Thaleia, LLC to the order of the Borrower in the amount of $36,646,000.00, dated as of September 20, 1999; (ii) the Promissory Note, payable by Thaleia, LLC to the order of the Borrower in the amount of $39,800,000.00, dated as of June 2, 1999; (iii) the Promissory Note, payable by Cogentrix/Scrubgrass, Inc. to the order of the Borrower in the amount of $13,389,143.00, dated as of October 20, 1998; (iv) the Promissory Note, payable by the Northampton Holdco to the order of the Borrower in the amount of $13,967,792.00, dated as of October 20, 1998; (v) the
                  Promissory Note, payable by the Logan Holdco to the order of the Borrower in the amount of $79,194,864.00, dated as of October 20, 1998; and (vi) the Promissory Note, payable by the Carneys Point Holdco to the order of the Borrower in the amount of $21,998,000.00, dated as of October 20, 1998."

                  3. Amendment of Section 3.16. Section 3.16 of the Credit Agreement is hereby amended by inserting the following language after the phrase "when stock certificates


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representing such Pledged Stock are delivered to the Administrative Agent," in the second sentence of such section:

                  "in the case of the Intercompany Notes, when such notes are delivered to the Administrative Agent,"

                  4. Amendment of Subsection 6.1(a). Subsection 6.1(a) of the Credit Agreement is hereby amended by deleting the language after the word "except," and substituting in the place of such language the following language:

                  "(i) in the case of the Borrower, Indebtedness incurred under any Credit Document and (ii) in the case of the Significant Subsidiary Holding Companies, Indebtedness incurred under the Intercompany Notes."

                  5. Amendment of Subsection 9.1(b). Subsection 9.1(b) of the Credit Agreement is hereby amended by deleting clause (i) of the proviso to the second sentence of such subsection, and replacing such clause with the following new clause (i):

                  " (i) forgive any portion of the principal amount or extend the final scheduled date of maturity of any Revolving Loan, or increase the amount or extend the expiration date of any Lender's Revolving Commitment, or reduce any interest or fees with respect to any Revolving Loan, in each case without the consent of each Lender directly affected thereby;"

                  6. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders as of the Amendment Effective Date (as defined below) that:

                  (a) The representations and warranties of each Credit Party set forth in each of the Credit Documents (as amended hereby) are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date (it being understood that the references to the Credit Documents in such representations and warranties shall be deemed to be references to the Credit Documents as amended by the Amendment Documents (as defined below));

                  (b) No Default or Event of Default shall have occurred and be continuing after giving effect to the Amendment Documents;

                  (c) The Borrower has the corporate power and authority, and the legal right, to make, deliver the Amendment Documents and to perform the Credit Documents, as amended by the Amendment Documents, and has taken all necessary corporate


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                  action to authorize the execution, delivery and performance of such Amendment Documents and the performance of such Credit Documents, as so amended;

                  (d) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of the Amendment Documents or with the performance, validity or enforceability of the Credit Documents, as amended by the Amendment Documents;

                  (e) Each Amendment Document has been duly executed and delivered on behalf of the Borrower;

                  (f) Each Amendment Document and each Credit Document to which it is a party, as amended by the Amendment Documents, constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law); and

                  (g) The execution, delivery and performance of the Amendment Documents and the performance of the Credit Documents, as amended by the Amendment Documents, will not violate any Requirement of Law or Contractual Obligation of the Borrower or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

For purposes of this Amendment, the "Amendment Documents" means the collective reference to this Amendment and each of the amendments referred to in clauses
(ii), (iii) and (iv) of Section 7(a) of this Amendment.

                  7. Conditions to Effectiveness. This Amendment shall not become effective until the date (such date, the "Amendment Effective Date") as of which all of the following conditions precedent shall have been satisfied:
(a) the Administrative Agent shall have received each of the following: (i) counterparts of this Amendment, duly executed and delivered by the Borrower and each of the Lenders; (ii) Amendment No. 1 to the Security Deposit Agreement in the form attached hereto as Exhibit A, duly executed and delivered by the Borrower and each of the Significant Subsidiary Holding Companies; (iii) Amendment No. 1 to the Northampton Holdco Stock Pledge Agreement in the form attached hereto as Exhibit B, duly executed and delivered by the Borrower; (iv) Amendment No. 1 to the Logan Holdco Stock Pledge Agreement in the form attached hereto as Exhibit C, duly executed and delivered by the Borrower; and (b) the Administrative Agent shall have received each of the Intercompany Notes pursuant to such Amendment No. 1 to the Security Deposit Agreement, together with an undated note power or endorsement for each Intercompany Note executed in blank by a duly authorized officer of the Borrower.


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                  8. Limited Effect. Except as expressly amended herein, the
Credit Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any of the Credit Documents or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with any of the Credit Documents or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

                  9. Costs and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all its reasonable and customary outofpocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of Simpson Thacher & Bartlett, counsel for the Administrative Agent.

                  10. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


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                                             COGENTRIX EASTERN AMERICA, INC.



                                             By: /s/ Thomas F. Schwartz
                                                 -------------------------------
                                                 Title: Senior Vice President-
                                                        Finance and Treasurer

                                             DRESDNER BANK AG, NEW YORK BRANCH,
                                              as Administrative Agent and Lender



                                             By: /s/ Andrew Schroeder
                                                 -------------------------------
                                                 Title: Vice President


                                             By: /s/ Robert F. Moyle
                                                 -------------------------------
                                                 Title: Vice President